                                                                      EXHIBIT 12

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                         $[1,423,500,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC1


                                   (SURF LOGO)


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                JANUARY 25, 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                 DEAL NAME                                    DATA
FICO DISTRIBUTION              FICO <460                      %                0.01%
                               FICO 460-479                   %
                               FICO 480-499                   %
                               FICO 500-519                   %                0.90%
                               FICO 520-539                   %                4.55%
                               FICO 540-559                   %                7.65%
                               FICO 560-579                   %               11.45%
                               FICO 580-599                   %               15.61%
                               FICO 600-619                   %               19.18%
                               FICO 620-639                   %               14.39%
                               FICO 640-659                   %               13.07%
                               FICO 660-679                   %                4.87%
                               FICO 680-699                   %                3.77%
                               FICO 700-719                   %                1.80%
                               FICO 720-739                   %                1.36%
                               FICO 740-759                   %                0.86%
                               FICO >760                      %                0.54%

WA DTI                         TOTAL POOL                     %               41.02%

DTI DISTRIBUTION               DTI <10.00                     %                0.16%
                               DTI 10.00-19.99                %                1.71%
                               DTI 20.00-29.99                %                8.50%
                               DTI 30.00-39.99                %               27.37%
                               DTI 40.00-49.99                %               55.60%
                               DTI 50.00-59.99                %                6.65%
                               DTI 60.00-69.99                %

Please populate column D (&E) with the corresponding pool characteristics in Column B.

- For values in currency format, omit $.

- For values in percentage format, provide data to 3 decimal places and omit %.

                                         NUMBER OF                     AVG. LOAN                    % OF TOTAL
    PRODUCT TYPE         WA IO TERM        LOANS      LOAN BALANCE      BALANCE     % OF TOTAL IO       POOL           WAC
    ------------         -----------    -----------   ------------    -----------   -------------   -----------    -----------

 2/28 ARM 24 MONTH IO             24            205     39,230,991        191,371           8.12           2.50           7.13
 2/28 ARM 36 MONTH IO             36              1        218,500        218,500           0.05           0.01           6.95
 2/28 ARM 60 MONTH IO             60           1446    381,373,582        263,744          78.93          24.29           7.03
2/28 ARM 120 MONTH IO            120              2        287,549        143,775           0.06           0.02           7.24
 3/27 ARM 24 MONTH IO             24              3        420,920        140,307           0.09           0.03           7.54
 3/27 ARM 36 MONTH IO             36             34      6,511,711        191,521           1.35           0.41           6.96
 3/27 ARM 60 MONTH IO             60            136     34,379,611        252,791           7.11           2.19           6.97
 5/25 ARM 60 MONTH IO             60             18      3,566,608        198,145           0.74           0.23           6.79
     30 FIXED IO                  64             74     17,104,312        231,139           3.54           1.09           7.01
     15 FIXED IO                  60              1        110,000        110,000           0.02           0.01           7.94
       OTHER IO
                         -----------    -----------   ------------    -----------   -------------   -----------    -----------
       TOTALS:
                         ===========    ===========   ============    ===========    ===========    ===========    ===========

                                                        % OWNER           %
    PRODUCT TYPE           WA FICO        WA LTV        OCCUPIED       PURCHASE      % INVESTOR       WA DTI       % FULL DOC
    ------------         -----------    -----------    -----------    -----------    -----------    -----------    -----------

 2/28 ARM 24 MONTH IO            624          81.45         100.00          75.80           0.00          42.87          52.77
 2/28 ARM 36 MONTH IO            628          95.00         100.00           0.00           0.00          26.57         100.00
 2/28 ARM 60 MONTH IO            626          80.23          99.55          48.48           0.12          41.70          35.99
2/28 ARM 120 MONTH IO            646          80.00         100.00         100.00           0.00          39.91         100.00
 3/27 ARM 24 MONTH IO            634          81.82         100.00         100.00           0.00          44.98          26.99
 3/27 ARM 36 MONTH IO            622          81.85         100.00          51.69           0.00          40.85          52.69
 3/27 ARM 60 MONTH IO            631          79.88         100.00          44.23           0.00          40.78          42.15
 5/25 ARM 60 MONTH IO            629          81.22         100.00          19.14           0.00          42.79          79.44
     30 FIXED IO                 619          78.43         100.00          21.59           0.00          40.19          58.34
     15 FIXED IO                 636         100.00         100.00           0.00           0.00          42.70         100.00
       OTHER IO
                         -----------    -----------    -----------    -----------    -----------    -----------    -----------
       TOTALS:
                         ===========    ===========    ===========    ===========    ===========    ===========    ===========

PLEASE FILL OUT CHART WITH THE APPROPRIATE CHARACTERISTICS FOR EACH REP LINE. PLEASE NOTE '% OF TOTAL IO' SHOULD ADD UP TO 100%. COLUMNS G, K, L, M, AND O REFER TO % WITHIN THE SPECIFIC PRODUCT TYPE SO THEY SHOULD NOT SUM TO 100%.

                                            INITIAL PERIODIC CAPS
-----------------------------------------------------------------------------------------------------------------
     PRODUCT TYPE        1.00%    1.50%         2.00%    2.50%           3.00%    3.50%   4.00%    4.50%    5.00%
 2/28 ARM 24 MONTH IO      --       --            --       --      39,230,991       --      --       --       --
 2/28 ARM 36 MONTH IO      --       --            --       --         218,500       --      --       --       --
 2/28 ARM 60 MONTH IO      --       --     4,884,159       --     376,489,423       --      --       --       --
2/28 ARM 120 MONTH IO      --       --            --       --         287,549       --      --       --       --
 3/27 ARM 24 MONTH IO      --       --            --       --         420,920       --      --       --       --
 3/27 ARM 36 MONTH IO      --       --            --       --       6,511,711       --      --       --       --
 3/27 ARM 60 MONTH IO      --       --       180,000       --      34,199,611       --      --       --       --
 5/25 ARM 60 MONTH IO      --       --       480,000       --       3,086,608       --      --       --       --
       OTHER IO            --       --            --       --       1,425,750       --      --       --       --

PLEASE FILL OUT WITH TOTAL VALUE DOLLARS FOR LOANS IN THE POOL THAT FALL INTO EACH CELL OF THE MATRIX.

DEAL NAME:                           SURF 2006-BC1
----------                           -------------

WE WOULD LIKE TO SEE THE FOLLOWING DATA ON THE AGGREGATE COLLATERAL AND ON ALL
OF THE GROUPS IN THE DEAL.

                                     AGGREGATE POOL      GROUP: 1         GROUP: 2
                                     --------------    ------------     ------------

          gross WAC (%)                       7.56             7.58             7.53
           wtd avg FICO                     612.07           602.57           622.51
          FICO < 500 (%)                        --               --               --
          FICO < 550 (%)                      9.04            12.20             5.57
          FICO < 600 (%)                     40.15            47.47            32.11
         FICO 600-650 (%)                    40.43            39.05            41.95

    % Uninsured w/ LTV > 80%                 37.39            40.75            33.70
           LTV = 80 (%)                      42.03            33.98            50.88

 WITHOUT SILENT/SIMULTANEOUS 2NDS
         wtd avg CLTV (%)                    81.62            81.16            82.12
          CLTV > 80 (%)                      37.39            40.75            33.70
        CLTV 95 - 100 (%)                     8.12             6.63             9.76

silent/simultaneous 2nd liens (%)            38.46            29.86            47.92

  WITH SILENT/SIMULTANEOUS 2NDS
           wtd Avg CLTV                      89.00            86.81            91.41
         CLTV 90 - 95 (%)                     7.10             7.40             6.77
        CLTV 95 - 100 (%)                    43.29            33.34            54.23

           Full Doc (%)                      47.20            56.66            36.78
          Stated Doc (%)                     49.33            41.00            58.49
   No Doc /No Ratio / NINA (%)                0.01               --             0.02
            purch (%)                        46.99            31.16            64.41
           CO refi (%)                       49.75            64.25            33.80
           Own Occ (%)                       98.13            97.21            99.16
           Investor (%)                       1.44             2.20             0.60
        Prepay Penalty (%)                   81.40            79.66            83.31
         wtd avg DTI (%)                     41.02            40.88            41.18
            DTI < 40%                        37.77            39.30            36.09
           DTI 40 - 45%                      24.56            23.02            26.26
           DTI 45 - 50%                      31.02            30.39            31.73
           DTI 50 - 55%                       6.47             7.18             5.68
            DTI > 55%                         0.17             0.11             0.24
        ARM ? (% of total)                   80.94            84.15            77.40
        2/28 (% of total)                    71.47            73.22            69.55
        3/27 (% of total)                     8.25             9.69             6.67
        5/25 (% of total)                     0.48             0.60             0.36
           1st Lien (%)                      93.18            95.24            90.91
         Avg Loan Balance               145,855.01       129,154.22       170,045.90
            # of Loans                   10,766.00         6,369.00         4,397.00
       Loan Bal < $100k (%)                  16.44            17.76            14.98
       Mtg Rates > 12% (%)                    0.49             0.43             0.55
        Manuf Housing (%)                     0.01             0.02               --
        largest state (%)                CA(21.57%)       CA(11.20%)       CA(32.98%)
           IO loans (%)                      30.77            24.42            37.76
           10yr IO (%)                        0.09             0.13             0.04
            5yr IO (%)                       27.73            21.65            34.41
           2 yr IO (%)                        2.53             2.13             2.96
             IO: FICO                       625.92           611.95           635.86
            IO LTV (%)                       80.28            79.54            80.80
            IO DTI (%)                       41.67            40.81            42.28
         IO full doc (%)                     39.20            52.91            29.45
          IO: purch (%)                      49.31            24.94            66.66

LOAN                                     TEASER            IO TERM     LOAN    GROSS     AVG.         INITIAL RATE     % OF
TYPE                                     PERIOD (MTHS)     (MTHS)      TERM    MARGIN    BALANCE ($)  (ANNUAL %)       POOL
----                                     -------------     -------     ----    ------    ----------   ------------     -----
PLEASE MAKE APPROPRIATE ADDITIONS TO INCLUDE RELEVANT ARM AND/OR IO LOAN TYPES IN THE DEAL, AND COMPLETE THE FIELDS LISTED BELOW
1/29 Libor Loan                                   12             0      360      6.43    $  201,961          7.60%      0.1%
1/29 Libor Loan (40 Year Amortization)            12             0      360      6.95    $  211,500          8.35%      0.0%
2/28 LIBOR Loan                                   24             0      360      6.38    $  142,436          7.54%     50.4%
2/28 LIBOR Loan IO                                24            56      360      6.36    $  202,255          7.15%     20.5%
2/28 LIBOR Loan (40 Year Amortization)            24             0      360      5.88    $  190,085          7.28%      2.3%
3/27 LIBOR Loan                                   36             0      360      6.02    $  148,396          7.50%      6.5%
3/27 LIBOR Loan IO                                36            55      360      6.03    $  202,302          6.98%      2.8%
3/27 LIBOR Loan (40 Year Amortization)            36             0      360      6.81    $  177,282          8.14%      0.4%
5/26 LIBOR Loan                                   60             0      360      5.30    $  191,507          7.19%      0.2%
5/26 LIBOR Loan IO                                60            79      360      5.25    $  175,776          6.51%      0.4%
Six Month LIBOR                                    6             0      360      5.64    $  160,000          6.79%      0.5%
Six Month LIBOR (40 Year Amortization)             6             0      360      5.58    $  109,994          6.58%      0.0%
30/15 Ballon                                       0             0      180      0.00    $   34,397         10.40%      3.8%
30/15 Ballon IO                                    0            60      180      0.00    $  110,000          7.94%      0.0%
40/30 Ballon                                       0             0      360      0.00    $  145,893          7.54%      0.3%
Fixed 10                                           0             0      120      0.00    $  220,266          6.25%      0.0%
Fixed 15                                           0             0      180      0.00    $   60,586          8.20%      0.6%
Fixed 20                                           0             0      240      0.00    $   25,577         10.85%      1.1%
Fixed 30                                           0             0      360      0.00    $  134,177          7.56%      9.3%
Fixed 30 IO                                        0            60      360      0.00    $  202,118          7.14%      0.7%